Exhibit 10.23

AMENDMENT AGREEMENT

This amendment agreement (this “Agreement”), by and among NewLink Genetics Corporation, a Delaware corporation (the “Company”), and Dr. Charles J. Link, Jr. (the “Optionholder”), is entered into as of July 1, 2010 (the “Effective Date”).

RECITALS:

A.                                   Pursuant to a Stock Option Grant Notice (“Grant Notice”) and Stock Option Agreement (the “Option Agreement”), the Company granted the Optionholder an option under its 2000 Equity Incentive Plan to purchase shares of the Company’s common stock at an exercise price of $1.00 per share (the “Option”).

B.                                     The Optionholder currently has a loan from the Company (the “Loan”) and the Company wishes to forgive of the principal and interest on Loan (the “Loan Forgiveness”).

C.                                     In exchange for the Loan Forgiveness, the Company and the Optionholder wish to amend the Grant Notice to increase the exercise price of 555,396 shares subject to the Option from $1.00 per share to $2.00 a share.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Optionholder agree as follows:

1.             The Grant Notice is amended to increase the exercise price of 555,396 shares subject to the Option from $1.00 per share to $2.00 a share (the “Repriced Options”).

2.             The Optionholder must exercise all of the Repriced Options before the Optionholder may exercise any other options to purchase the Company’s Common Stock at a lower per share price.

3.             This Agreement constitutes an amendment to the Grant Notice.  The terms and provisions of the Grant Notice and Option Agreement and all other documents and instruments relating and pertaining to the Grant Notice and Option Agreement continue in full force and effect, as amended hereby.  In the event of any conflict between the provisions of the Grant Notice and Option Agreement and the provisions of this Agreement, the provisions of this Agreement will control.

4.             This Amendment shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

5.             This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

1

OPTHIONHOLDER:

/s/ Charles J. Link
DR. CHARLES J. LINK, JR.

AMENDMENT AGREEMENT SIGNATURE PAGE

Executed as of the Effective Date.

COMPANY:

NEWLINK GENETICS CORPORATION

By:	/s/ Nicholas N. Vahanian
Name:
Title:

AMENDMENT AGREEMENT SIGNATURE PAGE

NEWLINK GENETICS CORPORATION

STOCK OPTION GRANT NOTICE

2009 EQUITY INCENTIVE PLAN

NewLink Genetics Corporation (the “Company”), pursuant to its 2009 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:	Charles J. Link, Jr.
Date of Grant:	January 21, 2009
Vesting Commencement Date:	June 1, 2007
Number of Shares Subject to Option:	555,396
Exercise Price (Per Share):	$2.00
Total Exercise Price:	$1,110,792.00
Expiration Date:	January 20, 2019

Type of Grant:	☐ Incentive Stock Option(1)	☒ Nonstatutory Stock Option

Exercise Schedule:	☒ Same as Vesting Schedule	☐ Early Exercise Permitted

Vesting Schedule:	1/5th of the shares vest one year after the vesting commencement date. 1/60th of the shares vest monthly thereafter over the next four years.

Payment:	By one or a combination of the following items (described in the Option Agreement):

☒ By cash or check
☒ Pursuant to a Regulation T Program if the Shares are publicly traded
☒ By delivery of already-owned shares if the Shares are publicly traded

Additional Terms/Acknowledgements:  The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan.  Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

NEWLINK GENETICS CORPORATION		OPTIONHOLDER:

By:	/s/ Nicholas N. Vahanian	/s/ Charles Link
Signature		Signature

Title:		Date:	9/27/10

Date:

ATTACHMENTS:  Option Agreement, 2009 Equity Incentive Plan and Notice of Exercise

(1)           If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year.  Any excess over $100,000 is a Nonstatutory Stock Option.

NEWLINK GENETICS CORPORATION

STOCK OPTION GRANT NOTICE

2009 EQUITY INCENTIVE PLAN

NewLink Genetics Corporation (the “Company”), pursuant to its 2009 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:	Charles J. Link, Jr.
Date of Grant:	January 21, 2009
Vesting Commencement Date:	June 1, 2007
Number of Shares Subject to Option:	982,879
Exercise Price (Per Share):	$1.00
Total Exercise Price:	$982,879.00
Expiration Date:	January 20, 2019

Type of Grant:	☐ Incentive Stock Option(1)	☒ Nonstatutory Stock Option

Exercise Schedule:	☒ Same as Vesting Schedule	☐ Early Exercise Permitted

Vesting Schedule:	1/5th of the shares vest one year after the vesting commencement date. 1/60th of the shares vest monthly thereafter over the next four years.

Payment:	By one or a combination of the following items (described in the Option Agreement):

	☒	By cash or check
	☒	Pursuant to a Regulation T Program if the Shares are publicly traded
	☒	By delivery of already-owned shares if the Shares are publicly traded

Additional Terms/Acknowledgements:  The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan.  Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

NEWLINK GENETICS CORPORATION		OPTIONHOLDER:

By:	/s/ Nicholas N. Vahanian	/s/ Charles Link
Signature		Signature

Title:	COO	Date:	9/27/10

Date:	9/27/10

ATTACHMENTS:  Option Agreement, 2009 Equity Incentive Plan and Notice of Exercise

(1)           If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year.  Any excess over $100,000 is a Nonstatutory Stock Option.